                                                                   EXHIBIT 10.51

                THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------

This Third Amendment to Loan and Security Agreement is made as of July 11, 1997 ("Amendment") to supplement and amend that certain Loan and Security Agreement dated as of August 7, 1995 and all documents related thereto, as amended by that First Amendment to Loan and Security Agreement dated as of February 12, 1996 and that certain Second Amendment to Loan and Security Agreement dated as of June 24, 1996 (collectively, the "Loan Agreement") between HELLER FINANCIAL, INC., a Delaware corporation ("Lender") and BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"). Any capitalized terms used herein and which are defined in the Loan Agreement shall have the meaning set forth in the Loan Agreement. Where a textual passage is amended in part only, new language may be shown double underlined, deleted language may be shown in *strikeout*, and ...
      =================
(an ellipsis) may be used for language that is unmodified. Such double underlining, strike out and ellipses as used herein are for convenience only to illustrate changes from the Loan Agreement, and are not part of the Loan Agreement as amended.

                             PRELIMINARY STATEMENT
                             ---------------------

     A. Pursuant to the Loan Agreement, Lender has made to Borrower various Advances;

     B. Borrower desires to increase the available facility under the Loan Agreement to $40,000,000 (the "Increased Facility"), with availability to be shared between the Loan Agreement and that Purchase and Sale Agreement dated as of August 7, 1995 by and between Lender and Borrower, as amended from time to time (collectively, "Sale Agreement"). Lender is willing to comply with Borrower's request, subject to the terms and conditions set forth below.

     NOW, THEREFORE, it is hereby agreed as follows:

     1.  AMENDED DEFINITIONS; ADDITIONAL DEFINITIONS.  The definition of
         -------------------------------------------
Facility Rate shall be amended to read as follows:
-------------

          "Facility Rate: ...; with respect to each Advance made on or after
           -------------
     June 24, 1996, a fixed per annum interest rate equal to the lesser of (A)
                                                             ================
     the sum of (i) 2.75%; and (ii) the weekly average U.S. Treasury Constant Maturities for a Treasury Note having approximately an equal term as the weighted average term of the Contracts subject to the applicable Advance, as reported by the Federal Release for the calendar week in which funding of an Advance takes place, or (B) the Facility Rate, if any, set forth in
                                ==============================================
     the applicable Amortization Schedule executed in connection with each
     =====================================================================
     Advance."
     =======

     2.   AMOUNT.  Section 2.2.1 shall be amended to read as follows:
          ------

          "2.2.1  Amount. The Facility is a term loan in the maximum amount
                  ------
     outstanding at any one time of up to *Twenty One* Forty Million Dollars
                                                       =====
     *($21,000,000)* ($40,000,000) less any amounts outstanding under the Sale
                      ============
     Agreement, which, subject to the provisions of subsection 2.2.2 and Section
     2.4 shall be made available to Borrower by Lender."

     3.   BORROWER CREDIT AUTHORITY.  The second full paragraph of Section 2.2.2
          -------------------------
shall be amended to read as follows:

          Until the first two Advances have been completed hereunder in a manner satisfactory to Lender, Lender shall retain the discretion ... to reject any proposed Contract for an Advance hereunder. Thereafter, with respect to any requested Advance, so long as (1) each Contract submitted meets all of the other requirements (i) through and including (xiii) of the definition of Eligible Contract; and (2) the Facility Funding Amount
     with respect to each Contract is less than *$30,000.00* $50,000.00; *and
                                                             ==========
     (3) the amount of the requested Advance is between $250,000.00 and $500,000.00,* Lender's approval shall no longer be required for any Contract subject to the requested Advance to be deemed an Eligible Contract, but the provisions of Section 2.1 hereof shall continue to apply.

     4.   FINANCIAL STATEMENTS AND OTHER REPORTS.  Subsection 6.4(iii)(III)
          --------------------------------------
shall be amended to read, in pertinent part, as follows:

          "(iii) 30 days after the end of each quarter, ... (III) computer diskettes/tapes containing all backup data regarding Facility Contracts and Facility Equipment, in format *acceptable to lender* attached hereto as
                                                          ==================
     Exhibit 6.4(iii)(III); ..."
     =====================

     5.   FORM OF FACILITY NOTE/EXHIBIT K.  The Form of Facility Note shall be
          -------------------------------
deleted, and the Exhibit K to this Amendment shall be substituted in its stead.

     6.   FORM OF PORTFOLIO DOWNLOAD/EXHIBIT 6.4(III)(III).  Exhibit
          ------------------------------------------------
6.4(iii)(III)-- Form of Portfolio Download shall be added to the Loan Agreement in the form attached to this Amendment as Exhibit 6.4(iii)(III).

     7.   INCREASED ADDITIONAL LOANS.  Subject to the satisfaction of the terms
          --------------------------
and conditions of this Amendment, the available facility under the Loan Agreement shall be increased from $21,000,000.00 to $40,000,000.00 less any amounts outstanding under the Sale Agreement, and Lender shall make available the Increased Facility subject to the conditions set forth in the Loan Agreement as amended, including, but not limited to, Section 2.1 thereof.

     8.   CONDITIONS OF INCREASED FACILITY.  The Increased Facility shall be
          --------------------------------
subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to the Lender:

          8.1  Representations and Warranties.  The representations and
               ------------------------------
   warranties set forth in this Amendment and the Loan Agreement, where applicable, shall be true and correct as of July 11, 1997 and as of the date this Amendment is executed by Borrower.

          8.2  Delivery of Documents.  The following shall have been delivered
               ---------------------
   to Lender, each duly authorized and executed:

               (a) a Promissory Note in the form of Exhibit K attached hereto (the "Revised Facility Note"), in substitution of the existing Facility Note;

               (b)  a certificate of incumbency of Borrower in the form of
          Exhibit 1 attached hereto, and a Unanimous Consent in the form of
          Exhibit 2 attached hereto;

               (c) a current certificate of good standing in the states in which Borrower is qualified or authorized to do business;

               (d) certified copies of any amendments to the articles of incorporation and by-laws of Borrower since the date such materials were last furnished to Lender; and

               (e) such other documents, certificates, consents and waivers as Lender may request.

          Upon delivery of all of the foregoing, and the satisfaction by Borrower of all conditions contained in this Amendment, the existing Facility Note shall be cancelled and delivered to Borrower, and thereafter all references in the Loan Agreement to the Note shall be deemed to refer to the Revised Facility Note.

          8.3  Material Adverse Changes.  No event shall have occurred which has
               ------------------------
     a material adverse effect on (i) the financial condition, property, business, operations, prospects or profits of Borrower or the ability of Borrower to perform its obligations hereunder or under the Loan Agreement or (ii) the projections for financial performance of Borrower as set forth in any document or paper furnished to Lender by Borrower or its representatives.

     9.   REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to
          ------------------------------
Lender that all representations and warranties set forth in the Loan Agreement, as modified by this Amendment as applicable, are true, complete and accurate in all respects as of the date hereof.

     10.  SURVIVAL OF ORIGINAL AGREEMENT.  Except as amended hereby, the Loan
          ------------------------------
Agreement shall remain in full force and effect, and Borrower shall continue to be subject to the security interests and liens granted thereunder.

     11.  SUCCESSORS AND ASSIGNS. The terms hereof shall inure to the benefit of
          ----------------------
and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

     12.  COUNTERPARTS. This Amendment shall not be effective unless and until
          ------------
it has been executed by all parties hereto. This Amendment may be executed in multiple counterparts, and signatures by facsimile shall be deemed acceptable.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

BANKVEST CAPITAL CORP.                  HELLER FINANCIAL, INC.


By: ______________________________      By: _______________________________
Title: ___________________________      Title: ____________________________

Attest:


__________________________________

                            EXHIBIT 6(A)(III)(III)
                            ----------------------

                          FORM OF PORTFOLIO DOWNLOAD
                          --------------------------

With respect to all Facility Contracts, Borrower should deliver all of the information below on a 3.5 inch diskette. The information should appear in either an ASCII format with fields separated by commas (,) and records separated by carriage returns (new line) or an Excel spreadsheet with field names running horizontally across the top of the spreadsheet. A one line header may be included but no footers or any type of subtotaling should appear on the download.

1.   Account Number (must be unique)
2.   End-User Name
3.   End-User Street Address
4.   End-User City
5.   End-User State
6.   End-User Zip
7.   Phone Number
8.   Payment Amount (if level payment)
9.   Balloon Amount ( if level payment)
10.  Original Equipment Cost  (the original acquisition cost of the equipment)
11.  Remaining Gross Receivable  (includes prepays and delinquencies/rent only)
12. Booked Residual Amount (the guaranteed and unguaranteed expected residual value of equipment at the end of the lease)
13.  Security Deposit
14. Advance Payment Amount (total dollar amount of advance payments to be applied toward the end of the lease term)
15.  Number of Advance Payments
16.  Payment Frequency (the number of months between payments, i.e., Monthly
       =1; Quarterly =3; Semi-Annual =6; Annual = 12.)
17.  Tax Status (E= Exempt, N = Nonexempt for state purposes)
18.  Advance or Arrears ( 1 = Adv; 2 = Arr.)
19. Original Term (the original number of months elapsed between the origination date and the maturity date; does not include the expected residual due date)
20. Remaining Term ( the number of months between Heller's purchase date and the maturity date)
21.  Equipment Description
22.  Equipment Address
23.  Equipment City
24.  Equipment State
25.  Equipment Zip
26.  Start Date (Origination Date-Date interest started accruing)
27.  SIC Code
28. APR (the effective yield to the lessor of the lease expressed in a decimal format)
29. Maturity Date (the date on which the obligor's final payment is currently due)
30. Account Status (indicates current status of the account, i.e., "A" = active; "C" = closed; "N" = non-accrual; "O"= charged off)
31.  Scheduled Balance (sum of remaining rents not yet due, )
32.  Original Gross Balance (sum of  rental stream plus residual)
33.  First Payment Due Date
34.  Next Due Date
35.  Due Day (day of the month account is due)
36.  Days Late -30 (number of times a lease has been delinquent 30 days)
37.  Days Late -60 (number of times a lease has been delinquent 60 days)
38.  Days Late -90 (number of times a lease has been delinquent 90 days)
39.  Days Late -120  (number of times a lease has been delinquent 120 days)
40. Payment stream for each deal (need only at time of funding or substitution/only if non level payments)

                                   EXHIBIT K
                                   ---------

                       Form of Facility Promissory Note
                       --------------------------------

                      REVISED FULL RECOURSE FACILITY NOTE
                      -----------------------------------

Up to *$21,000,000.00* $40,000,000.00
                       ==============
Chicago, Illinois                                                August 7, 1995

For Value Received, BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"), promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), the principal sum of *Twenty One* Forty Million Dollars
                                                          =====
*($21,000,000)* ($40,000,000.00), or so much as is advanced by Lender under the
                ================
Facility, plus interest thereon and any other charges applicable thereto, all as set forth more fully in that certain Loan and Security Agreement dated of even date herewith as amended from time to time and executed by and between Borrower and Lender (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in such Agreement, the applicable provisions of which are incorporated herein by this reference.

This Note is executed to evidence the Facility described in the Agreement. Each Facility Advance shall bear interest as provided in the Agreement. Interest which accrues on each Advance, together with the principal amount thereof, shall be payable in accordance with the applicable Amortization Schedule attached to each Contract Funding Request. Each payment described on such Amortization Schedule represents payment of interest as well as principal. The principal balance of the Facility, or any portion thereof, shall or may be prepaid as described in the Agreement.

If any payment to be made pursuant to this Note becomes past due for a period in excess of ten (10) days, Borrower shall pay to Lender on demand any late charges or other payments which Lender is entitled to receive from Borrower pursuant to the provisions of Article II of the Agreement.

At the election of the holder hereof, upon the occurrence of an Event of Default, the Facility, and all accrued and unpaid interest thereon, together with any other applicable charges, shall be and become immediately due and payable in full.

If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, Borrower promises and agrees to pay all costs of collection, including actual court costs and reasonable attorneys' fees.

Borrower for itself and its successors and assigns hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of Borrower hereunder or any guarantor hereof.

Lender or the holder hereof shall not be required to look to any Collateral or Additional Collateral for the payment of this Note, but may proceed against the undersigned in such manner as it deems desirable. None of the rights or remedies of Lender or the holder hereunder or under the Agreement are to be deemed waived or affected by any failure to exercise same. All remedies conferred upon Lender or the holder of this Note, the Agreement or any other instrument or agreement to which the undersigned is a party or under which any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at Lender's or the holder's option.

THIS PROMISSORY NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF ILLINOIS. BORROWER DOES HEREBY SUBMIT, AT LENDER'S ELECTION, TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OR LOCAL) HAVING A SITUS WITHIN THE COUNTY OF COOK AND THE STATE OF ILLINOIS WITH RESPECT TO ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PROMISSORY NOTE. BORROWER EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF BORROWER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. BORROWER HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT THE COUNTY OF COOK, STATE OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION BY LENDER TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PROMISSORY NOTE. THIS WAIVER IS INTENDED TO BE EFFECTIVE WITH RESPECT TO ALL DISPUTES WHICH ARISE OUT OF THE PROMISSORY NOTE, THE LOAN DOCUMENTS OR PERTAIN TO THE TRANSACTIONS CONTEMPLATED THEREBY. THIS WAIVER IS IRREVOCABLE, AND MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SUCH WAIVER SET FORTH HEREIN SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PROMISSORY NOTE OR THE OTHER LOAN DOCUMENTS.

This Note shall be binding upon Borrower, its successors and assigns, and shall inure to the benefit of the successors and assigns of Lender.

THIS NOTE REPLACES THAT CERTAIN FACILITY NOTE OF EVEN DATE IN THE MAXIMUM PRINCIPAL AMOUNT OF *$7,5000,000* $40,000,000.00 BETWEEN BORROWER AND LENDER.
                                  ==============

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

BANKVEST CAPITAL CORP.


By: ____________________________________

Title  _________________________________

                                   EXHIBIT 1
                                   ---------

                        FORM OF INCUMBENCY CERTIFICATE
                                      OF
                            BankVest Capital Corp.
                            ----------------------

The undersigned, being the duly elected ________________________ of BANKVEST CAPITAL CORP., a corporation formed pursuant to the laws of the State of Massachusetts (the "Company"), does hereby certify that the following persons currently are serving in the Company in the capacities set forth opposite each such name and that set forth opposite each such name is a true and correct specimen of the signature of such person:


        Name                        Title                  Signature
        ----                        -----                  ---------

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ____ day of July, 1997.

BANKVEST CAPITAL CORP.

By: ____________________

Title: _________________

                                   EXHIBIT 2
                                   ---------

              FORM OF UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS
                           OF BANKVEST CAPITAL CORP.

    We, the undersigned, being the Board of Directors of BankVest Capital Corp., a Massachusetts corporation (the "Company"), hereby do consent to the adoption of, and hereby do adopt, the following resolutions:

     WHEREAS, the Company and Heller Financial, Inc., a Delaware corporation ("Lender") entered into a Loan and Security Agreement dated as of August 7, 1995, as amended from time to time (collectively, "Loan Agreement"), pursuant to which Lender agreed to make certain Advances to the Company;

     WHEREAS, there has been presented and reviewed by the President, Vice President, Secretary or Treasurer of the Company (i) a proposed form of a Third Amendment to Loan and Security Agreement ("Amendment") to be executed by and between Lender and the Company and (ii) proposed forms of certain other documents to be executed in connection with the consummation of the transactions contemplated by the Amendment (the "Related Amendment Agreements"). The Loan and Security Agreement, the Amendment and the Related Amendment Agreements shall hereinafter collectively be referred to as the "Loan Agreement". All other capitalized terms used herein which are not otherwise defined herein and which are defined in the Loan Agreement shall have the meaning set forth in the Loan Agreement;

     WHEREAS, pursuant to the terms of the Amendment, the Lender proposed to increase the amount of the available Facility Advances to $40,000,000 (the "Increased Facility"), less any amounts outstanding under that certain Purchase and Sale Agreement dated as of August 7, 1995, as amended from time to time;

     WHEREAS, as a condition precedent to the Increased Facility, Lender requires, inter alia, the execution and delivery by the Company of the Amendment and the other Related Amendment Agreements to which the Company is to be a party; and

     WHEREAS, the Board of Directors of the Company deem it to be in the best interest of the Company to obtain the Increased Facility, and to execute and deliver the Amendment and all other Related Amendment Agreements to which the Company is to be a party, and to effect the transactions contemplated therein;

     NOW, THEREFORE, it is hereby resolved that the Company be and it hereby is authorized to execute and deliver to Lender the Amendment and each of the Related Amendment Agreements to which the Company is to be a party; and

     FURTHER RESOLVED, the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company to execute and deliver the Amendment, each of the Related Amendment Agreements to which the Company is a party, and all other documents, instruments, agreements and statements, which may be necessary to effectuate the transactions contemplated hereby and thereby, all of which shall be in the forms previously reviewed by the undersigned, or with such changes as the officer(s) executing the same shall approve, and the execution and delivery thereof by such officer(s) shall constitute the approval of the terms thereof;

     FURTHER RESOLVED, that the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company, to do and perform any and all other acts and to execute and deliver any and all other documents, instruments and certificates, which may be necessary, appropriate or desirable in order to consummate the transactions contemplated hereby.

     FURTHER RESOLVED, that these resolutions may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which, when taken together, shall be deemed to be one and the same instrument.

Dated: ___________________________

DIRECTORS:

__________________________________

__________________________________

__________________________________

                      REVISED FULL RECOURSE FACILITY NOTE
                      -----------------------------------

Up to $40,000,000.00
Chicago, Illinois                                                 August 7, 1995

For Value Received, BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"), promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), the principal sum of Forty Million Dollars ($40,000,000.00), or so much as is advanced by Lender under the Facility, plus interest thereon and any other charges applicable thereto, all as set forth more fully in that certain Loan and Security Agreement dated of even date herewith as amended from time to time, and executed by and between Borrower and Lender (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in such Agreement, the applicable provisions of which are incorporated herein by this reference.

This Note is executed to evidence the Facility described in the Agreement. Each Facility Advance shall bear interest as provided in the Agreement. Interest which accrues on each Advance, together with the principal amount thereof, shall be payable in accordance with the applicable Amortization Schedule attached to each Contract Funding Request. Each payment described on such Amortization Schedule represents payment of interest as well as principal. The principal balance of the Facility, or any portion thereof, shall or may be prepaid as described in the Agreement.

If any payment to be made pursuant to this Note becomes past due for a period in excess of ten (10) days, Borrower shall pay to Lender on demand any late charges or other payments which Lender is entitled to receive from Borrower pursuant to the provisions of Article II of the Agreement.

At the election of the holder hereof, upon the occurrence of an Event of Default, the Facility, and all accrued and unpaid interest thereon, together with any other applicable charges, shall be and become immediately due and payable in full.

If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, Borrower promises and agrees to pay all costs of collection, including actual court costs and reasonable attorneys' fees.

Borrower for itself and its successors and assigns hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of Borrower hereunder or any guarantor hereof.

Lender or the holder hereof shall not be required to look to any Collateral or Additional Collateral for the payment of this Note, but may proceed against the undersigned in such manner as it deems desirable. None of the rights or remedies of Lender or the holder hereunder or under the Agreement are to be deemed waived or affected by any failure to exercise same. All remedies conferred upon Lender or the holder of this Note, the Agreement or any other instrument or agreement to which the undersigned is a party or under which any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at Lender's or the holder's option.

THIS PROMISSORY NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF ILLINOIS. BORROWER DOES HEREBY SUBMIT, AT LENDER'S ELECTION, TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OR LOCAL) HAVING A SITUS WITHIN THE COUNTY OF COOK AND THE STATE OF ILLINOIS WITH RESPECT

TO ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PROMISSORY NOTE. BORROWER EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF BORROWER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. BORROWER HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT THE COUNTY OF COOK, STATE OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION BY LENDER TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PROMISSORY NOTE. THIS WAIVER IS INTENDED TO BE EFFECTIVE WITH RESPECT TO ALL DISPUTES WHICH ARISE OUT OF THE PROMISSORY NOTE, THE LOAN DOCUMENTS OR PERTAIN TO THE TRANSACTIONS CONTEMPLATED THEREBY. THIS WAIVER IS IRREVOCABLE, AND MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SUCH WAIVER SET FORTH HEREIN SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PROMISSORY NOTE OR THE OTHER LOAN DOCUMENTS.

This Note shall be binding upon Borrower, its successors and assigns, and shall inure to the benefit of the successors and assigns of Lender.

THIS NOTE REPLACES THAT CERTAIN FACILITY NOTE OF EVEN DATE IN THE MAXIMUM PRINCIPAL AMOUNT OF $21,000,000 BETWEEN BORROWER AND LENDER.

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

BANKVEST CAPITAL CORP.


By: ____________________________________

Title  _________________________________

               INCUMBENCY CERTIFICATE OF BankVest Capital Corp.
               ------------------------------------------------

The undersigned, being the duly elected ________________________ of BANKVEST CAPITAL CORP., a corporation formed pursuant to the laws of the State of Massachusetts (the "Company"), does hereby certify that the following persons currently are serving in the Company in the capacities set forth opposite each such name and that set forth opposite each such name is a true and correct specimen of the signature of such person:


         Name                       Title                    Signature
         ----                       -----                    ---------

________________________   _________________________   ________________________

________________________   _________________________   ________________________

________________________   _________________________   ________________________

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the day of July, 1997.

BANKVEST CAPITAL CORP.

By: ____________________

Title: _________________